Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 (this “Fourth Amendment”) dated as of October 17, 2014 to the Credit Agreement dated as of December 12, 2012 (as amended by Amendment No. 1 to the Credit Agreement dated as of March 13, 2013, Amendment No. 2 to the Credit Agreement dated as of May 16, 2013 and Amendment No. 3 to the Credit Agreement dated as of July 11, 2013 and as otherwise modified prior to the date hereof, the “Credit Agreement”), among TEMPUR SEALY INTERNATIONAL, INC. (formerly known as Tempur-Pedic International Inc., the “Parent”), TEMPUR-PEDIC MANAGEMENT, LLC (the “Lead Borrower”), TEMPUR-PEDIC NORTH AMERICA, LLC, TEMPUR PRODUCTION USA, LLC and SEALY INC., each as a Borrower, the Guarantors identified therein, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

WHEREAS, the Borrowers have requested that the Credit Agreement be amended on the terms set forth herein, and each Lender party hereto consents to this Fourth Amendment.

WHEREAS, this Fourth Amendment includes amendments to the Credit Agreement that are subject to the approval of the Required Lenders, and that, in each case, will become effective on the Fourth Amendment Effective Date on the terms and subject to the conditions set forth herein;

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Fourth Amendment.

ARTICLE II

AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Fourth Amendment Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.02 Amendments to Schedule 8.01 and Schedule 8.03. Each of the parties hereto agrees that, effective on the Fourth Amendment Effective Date, Schedule 8.01 and Schedule 8.03 to the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Schedule 8.01 and Schedule 8.03 to the Credit Agreement attached as Exhibit B hereto.

Section 2.03 Addition of Schedule 1.01-4 to the Credit Agreement. Each of the parties hereto agrees that, effective on the Fourth Amendment Effective Date, Schedule 1.01-4, as set forth on Exhibit C attached hereto, shall be added to the Credit Agreement as Schedule 1.01-4 thereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties. To induce the other parties hereto to enter into this Fourth Amendment, each Credit Party represents and warrants for itself (and not any other Credit Party) to each other party hereto, on and as of the Fourth Amendment Effective Date, that the following statements are true and correct in all material respects on and as of the Fourth Amendment Effective Date:

(a) The execution, delivery and performance by each Credit Party of this Fourth Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Credit Party’s Organization Documents;

(b) This Fourth Amendment has been duly executed and delivered by each Credit Party. This Fourth Amendment constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law);

(c) The representations and warranties of the Borrowers and each other Credit Party contained in Article 6 of the Credit Agreement or any other Credit Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and, except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 7.01 of the Credit Agreement; and

(d) As of the Fourth Amendment Effective Date, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Fourth Amendment.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.01 Fourth Amendment Effective Date. This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) Execution and Delivery of this Fourth Amendment. The Administrative Agent shall have received a counterpart signature page of this Fourth Amendment duly executed by each of the Credit Parties, the Administrative Agent and Lenders sufficient to constitute, collectively, the Required Lenders.

(b) Payment of Fees.

(i) The Administrative Agent (or its applicable Affiliate) shall have received a fee for the account of each Lender that consents to this Fourth Amendment by executing and delivering this Fourth Amendment to the Administrative Agent appropriately completed on or prior to 12:00 noon, New York City time, on October 15, 2014 (the “Consent Date” and each such Lender, a “Consenting Lender”), equal to 0.25% of the aggregate principal amount of Loans held by such Consenting Lender as of the Consent Date to this Fourth Amendment; and

(ii) The Administrative Agent shall have received payment of all reasonable and documented fees and expenses of counsel for the Administrative Agent as set forth in Section 11.04 of the Credit Agreement.

Section 4.02 Effects of this Fourth Amendment.

(a) Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) From and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Fourth Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

ARTICLE V

REAFFIRMATION

Section 5.01 Reaffirmation. Notwithstanding the effectiveness of this Fourth Amendment and the transactions contemplated hereby, (i) each Credit Party acknowledges and agrees that each Credit Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Credit Agreement with respect to all of the Obligations.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Governing Law. THIS FOURTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FOURTH AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN

CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.02 Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its actual and reasonable costs and expenses in connection with this Fourth Amendment to the extent required pursuant to Section 11.04 of the Credit Agreement.

Section 6.03 Counterparts; Effectiveness. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Fourth Amendment shall be effective as delivery of an original executed counterpart of this Fourth Amendment.

Section 6.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[The remainder of this page intentionally left blank]

TEMPUR SEALY INTERNATIONAL, INC.
(formerly known as Tempur-Pedic International Inc.), a Delaware corporation

TEMPUR-PEDIC MANAGEMENT, LLC, a Delaware limited liability company

TEMPUR WORLD, LLC, a Delaware limited liability company

TEMPUR PRODUCTION USA, LLC, a Virginia limited liability company

By:	/s/ William H. Poche
Name:	William H. Poche
Title:	Treasurer and Assistant Secretary

TEMPUR-PEDIC MANUFACTURING, INC., a Delaware corporation

DAWN SLEEP TECHNOLOGIES, INC., a Delaware corporation

TEMPUR-PEDIC SALES, INC., a Delaware corporation

TEMPUR-PEDIC NORTH AMERICA, LLC, a Delaware limited liability company

TEMPUR-PEDIC TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ William H. Poche
Name:	William H. Poche
Title:	Treasurer

TEMPUR-PEDIC AMERICA, LLC, a Delaware limited liability company

By:	/s/ William H. Poche
Name:	William H. Poche
Title:	Treasurer

[Signature Page to Fourth Amendment]

SEALY CORPORATION, a Delaware corporation

SEALY MATTRESS CORPORATION, a Delaware corporation

SEALY MATTRESS COMPANY, an Ohio corporation

OHIO-SEALY MATTRESS MANUFACTURING CO. INC., a Massachusetts corporation

OHIO-SEALY MATTRESS MANUFACTURING CO., a Georgia corporation

SEALY MATTRESS COMPANY OF KANSAS CITY, INC., a Missouri corporation

SEALY MATTRESS COMPANY OF ILLINOIS, an Illinois corporation

A. BRANDWEIN & CO., an Illinois corporation

SEALY MATTRESS COMPANY OF ALBANY, INC., a New York corporation

SEALY OF MARYLAND AND VIRGINIA, INC., a Maryland corporation

SEALY OF MINNESOTA, INC., a Minnesota corporation

NORTH AMERICAN BEDDING COMPANY, an Ohio corporation

SEALY, INC., an Ohio corporation

THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP, a Delaware corporation

SEALY MATTRESS MANUFACTURING COMPANY, INC., a Delaware corporation

SEALY TECHNOLOGY LLC, a North Carolina limited liability company

By:	/s/ Dale E. Williams
Name:	Dale E. Williams
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment]

SEALY-KOREA, INC., a Delaware corporation

MATTRESS HOLDINGS INTERNATIONAL, LLC, a Delaware limited liability company

SEALY REAL ESTATE, INC., a North Carolina corporation

SEALY MATTRESS COMPANY OF PUERTO RICO, an Ohio corporation

SEALY TEXAS MANAGEMENT, INC., a Texas corporation

WESTERN MATTRESS COMPANY, a California corporation

SEALY MATTRESS COMPANY OF MEMPHIS, a Tennessee corporation

SEALY MATTRESS CO. OF S.W. VIRGINIA, a Virginia corporation

ADVANCED SLEEP PRODUCTS, a California corporation

SEALY COMPONENTS-PADS, INC., a Delaware corporation

SEALY MATTRESS COMPANY OF MICHIGAN, INC., a Michigan corporation

By:	/s/ Dale E. Williams
Name:	Dale E. Williams
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Cindy Jordan
Name:	Cindy Jordan
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Jamestown CLO II Ltd.
as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Partner

[Signature Page to Fourth Amendment]

ASFl Loan Funding LLC
as a Lender

By:	Citibank, N.A.,

By:	/s/ Lauri Pool
Name:	Lauri Pool
Title:	Associate Director

[Signature Page to Fourth Amendment]

Davidson River Trading, LLC
as a Lender

By:	SunTrust Bank, as manager

By:	/s/ Joshua Lowe
Name:	Joshua Lowe
Title:	Vice President

[Signature Page to Fourth Amendment]

Hewett’s Island CLO I-R, Ltd.
as a Lender

By: Acis Capital Management, LP, its Collateral Manager

By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

One Wall Street CLO II LTD
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Pacifica CDO VI LTD
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

US Bank Loan Fund (M)
Master Trust as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Westwood CDO I LTD
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Westwood CDO II LTD
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Shackleton 2013-III CLO, Ltd. as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Shackleton 2013-IV CLO, LTD
as a Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Shackleton 2014-V CLO, Ltd.
as a Lender

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Shackleton I CLO, Ltd.
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Shackleton II CLO, Ltd.
as a Lender

By:	Alcentra NY, LLC

By:	/s/ Andrew Sieurin
Name:	Andrew Sieurin
Title:	Credit Analyst

[Signature Page to Fourth Amendment]

Amalgamated Bank,
as a Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	First Vice President

By:
Name:
Title:

[Signature Page to Fourth Amendment]

ACAS CLO 2007-1, Ltd.
as a Lender

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

ACAS CLO 2012-1, Ltd.
as a Lender

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

ACAS CLO 2013-1, Ltd.
as a Lender

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

AZB Funding
as a Lender

By:	/s/ Hiroshi Matsumoto
Name:	Hiroshi Matsumoto
Title:	Deputy General Manager

[Signature Page to Fourth Amendment]

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BABSON CAPITAL BANK LOAN FUND, a series trust of the Multi Manager Global Investment Trust, as a Lender
By: Babson Capital Management LLC
as Investment Manager and Attorney-in-fact

By:	/s/ Jeff Stewart
Name:	Jeff Stewart
Title:	Director

The foregoing is executed on behalf of the Babson Capital Bank Loan Fund, organized under a Supplemental Declaration of Trust dated as of June 10, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature Page to Fourth Amendment]

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas C. Kilcrease Jr
Name:	Thomas C. Kilcrease Jr
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Zeus Trading, LLC
as a Lender

By:	/s/ Jonathan Barnes
Name:	Jonathan Barnes
Title:	Vice President

[Signature Page to Fourth Amendment]

ARCHES FUNDING ULC
as a Lender

By:	/s/ Mobasharul Islam
Name:	Mobasharul Islam
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Bank of the Cascades, as a Lender

By:	/s/ Dan Lee
Name:	Dan Lee
Title:	EVP, Chief Credit Officer

[Signature Page to Fourth Amendment]

BANNER BANK
as a Lender

By:	/s/ Rita E. Dillon
Name:	Rita E. Dillon
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Barclays Bank PLC
as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to Fourth Amendment]

Black Diamond CLO 2013-1 Ltd.
as a Lender
By: Black Diamond CLO 2013-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[Signature Page to Fourth Amendment]

CANARAS SUMMIT CLO LTD.
as a Lender

By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

[Signature Page to Fourth Amendment]

Saranac CLO I Limited
as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

[Signature Page to Fourth Amendment]

Saranac CLO II Limited
as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name:	Marc McAfee
Title:	Analyst

[Signature Page to Fourth Amendment]

Capital Bank, N.A.
as a Lender

By:	/s/ William W. Adams Jr
Name:	William W. Adams Jr
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Capital One Business Credit Corp.
as a Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

CFIP CLO 2013-1, Ltd.
as a Lender

By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ Steven J. Novatney
Name:	Steven J. Novatney
Title:	General Counsel & CCO

[Signature Page to Fourth Amendment]

CFIP CLO 2014-1, Ltd.
as a Lender

By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ Steven J. Novatney
Name:	Steven J. Novatney
Title:	General Counsel & CCO

[Signature Page to Fourth Amendment]

CITIZENS BANK OF PENNSYLVANIA
as a Lender

By:	/s/ Philip R. Medsger
Name:	Philip R. Medsger
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Cent CDO 12 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CDO 14 Limited
as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CDO 15 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CDO XI Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 16, L.P.
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 17 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 18 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 19 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 20 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Cent CLO 21 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II
as a Lender

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

RiverSource Life Insurance Company
as a Lender

By:	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

[Signature Page to Fourth Amendment]

Compass Bank
as a Lender

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

[Signature Page to Fourth Amendment]

CREDIT SUISSE NOVA (LUX)
as a Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

BA/CSCREDIT 1 LLC
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

BENTHAM WHOLESALE
SYNDICATED LOAN FUND as a Lender
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

HYFI LOAN FUND
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

MADISON PARK FUNDING V, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

MADISON PARK FUNDING VI, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

MADISON PARK FUNDING VII, LTD.
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

MADISON PARK FUNDING VIII, LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

PK-SSL Investment Fund Limited Partnership as a Lender
By: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

QUALCOMM GLOBAL TRADING PTE. LTD. as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL
as a Lender

By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

THE CITY OF NEW YORK GROUP TRUST as a Lender

By: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Vibrant CLO II, Ltd.
as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

[Signature Page to Fourth Amendment]

VIBRANT CLO, LTD.
as a Lender

By: DFG Investment Advisers, Inc. as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

[Signature Page to Fourth Amendment]

Longfellow Place CLO, Ltd.
as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Staniford Street CLO, Ltd.
as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

FIFTH THIRD BANK
an Ohio banking corporation as a Lender

By:	/s/ Mary-Alicha Weldon
Name:	Mary-Alicha Weldon
Title:	Vice President

[Signature Page to Fourth Amendment]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By:	Pyramis Global Advisors LLC as Investment Manager, as a Lender

By:	/s/ Susanne Riche
Name:	Susanne Riche
Title:	Director

[Signature Page to Fourth Amendment]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2, as a Lender

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity High Income Fund, as a Lender

By:	/s/ Stacie M. Smith
Name:	Stacie M. Smith
Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity Series High Income Fund, as a Lender

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

Pyramis Floating Rate High Income Commingled Pool

By:	Pyramis Global Advisors Trust Company as Trustee,
as a Lender

By:	/s/ Susanne Riche
Name:	Susanne Riche
Title:	Director

[Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity Series High Income Fund, as a Lender

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	Assistant Treasurer

[Signature Page to Fourth Amendment]

Fraser Sullivan CLO VII Ltd.
as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

[Signature Page to Fourth Amendment]

GOLDMAN SACHS CREDIT PARTNERS L.P.
as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Keuka Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Marine Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

American Equity Investment Life Insurance Company as a Lender

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

United HealthCare Insurance Company as a Lender

By: GSO Capital Advisors LLC as Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

United HealthCare Insurance Company as a Lender

By: GSO Capital Advisors II LLC as Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Xilinx Holding Six Limited
as a Lender

By: GSO Capital Advisors LLC, As its Investment Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Finn Square CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Gramercy Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Musashi Secured Credit Fund Ltd. as a Lender

By: GSO Capital Advisors LLC, as Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Sun Life Assurance Company of Canada (US) as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Aberdeen Loan Funding, Ltd
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Brentwood CLO, Ltd.
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Eastland CLO, Ltd.
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Grayson CLO, Ltd.
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Greenbriar CLO, LTD.
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Red River CLO, Ltd
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Rockwall CDO II Ltd.
as a Lender

By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Stratford CLO, Ltd.
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Westchester CLO, Ltd.
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Marea CLO, Ltd. as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

[Signature Page to Fourth Amendment]

North End CLO, Ltd as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

[Signature Page to Fourth Amendment]

Avalon IV Capital, Ltd. as a Lender

By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

[Signature Page to Fourth Amendment]

Hudson Canyon Funding II, Ltd. as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact

By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

[Signature Page to Fourth Amendment]

Nautique Funding Ltd as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

[Signature Page to Fourth Amendment]

JFIN CLO 2013 LTD

By: Jefferies Finance as Portfolio Manager

as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to Fourth Amendment]

JMP Credit Advisors CLO I Ltd.

By: Cratos CDO Management LLC As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Jeremy Phipps
	Name:	Jeremy Phipps
	Title:	Director

[Signature Page to Fourth Amendment]

JMP Credit Advisors CLO II Ltd.

By: JMP Credit Advisors LLC As Attorney-in-Fact

By:	/s/ Jeremy Phipps
	Name:	Jeremy Phipps
	Title:	Director

[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Olivier Lopez
	Name:	Olivier Lopez
	Title:	Underwriter

[Signature Page to Fourth Amendment]

KeyBank National Association as a Lender

By:	/s/ Marianne T. Meil
	Name:	Marianne T. Meil
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

KVK CLO 2012-2, LTD. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Fourth Amendment]

KVK CLO 2013-1, Ltd as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Fourth Amendment]

KVK CLO 2013-2, LTD. as a Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Signature Page to Fourth Amendment]

FRANKLIN ALTERNATIVE STRATEGIES FUNDS — FRANKLIN K2 ALTERNATIVE STRATEGIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

INDIANA UNIVERSITY As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-advisor for Litman Gregory Fund Advisors, LLC

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND, As Lender

By:	Loomis Sayles Trust Company, LLC,
As Trustee of Loomis Sayles Core Plus Trust

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

LOOMIS SAYLES CORE PLUS FIXED INCOME TRUST, As Lender

By:	Loomis Sayles Trust Company, LLC,
As Trustee of Loomis Sayles Core Plus Fixed Income Trust

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

LOOMIS SAYLES STRATEGIC ALPHA FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

LOOMIS SAYLES STRATEGIC ALPHA TRUST,
As Lender

By:	Loomis Sayles Trust Company, LLC,
As Trustee of Loomis Sayles Strategic Alpha Trust

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

PRINCIPAL FUNDS, INC - GLOBAL MULTI STRATEGY FUND, As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Sub-Advisor

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Lender

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[Signature Page to Fourth Amendment]

Mizuho Bank, Ltd.
as a Lender

By:	/s/ James Fayen
	Name:	James Fayen
	Title:	Deputy General Manager

[Signature Page to Fourth Amendment]

Venture IX CDO, Limited
as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture VI CDO, Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture VII CDO Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture VIII CDO, Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture X CLO, Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture XI CLO, Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture XII CLO, Limited
as a Lender

By:	its investment advisor
MJX Asset Management LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture XIV CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Venture XV CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Fred Taylor
	Name:	Fred Taylor
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Neuberger Berman CLO XIII, Ltd. as a Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Neuberger Berman CLO XIV, Ltd.
as a Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Neuberger Berman CLO XV, Ltd.
as a Lender

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

Neuberger Berman CLO XVI, Ltd.
as a Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors LLC, its Investment Manager

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By: NYL Investors LLC, its Investment Manager

Silverado CLO 2006-II Limited
By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

Flatiron CLO 2011-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

Flatiron CLO 2012-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

Flatiron CLO 2007-1 Ltd.
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

as a Lender

By:	/s/ Elizabeth A. Standbridge
	Name:	Elizabeth A. Standbridge
	Title:	Senior Director

[Signature Page to Fourth Amendment]

NexBank SSB
as a Lender

By:	/s/ Matt Siekielski
	Name:	Matt Siekielski
	Title:	Chief Operating Officer

[Signature Page to Fourth Amendment]

Nordea Bank Finland Plc,
as a Lender

By:	/s/ Mogens R. Jensen
Mogens R. Jensen
Senior Vice President

By:	/s/ Magnus Asplund
Magnus Asplund
Vice President

[Signature Page to Fourth Amendment]

Hamlet II, Ltd.
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

Octagon Delaware Trust 2011
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

Octagon Investment Partners IX, Ltd.
as a Lender

By: Octagon Credit Investors, LLC as Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

Octagon Investment Partners XIV, Ltd.
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

Octagon Investment Partners XVIII, Ltd.
as a Lender

By:	Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) as a Lender

By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

Octagon Paul Credit Fund Series I, Ltd.
as a Lender

By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Fourth Amendment]

OptumHealth Bank, Inc. as a Lender

By:	GSO Capital Advisors LLC as Manager

By:	/s/ D. Sean Cort
	Name:	D. Sean Cort
	Title:	Managing Director

[Signature Page to Fourth Amendment]

OZLM Funding II, Ltd. as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment]

A Series Trust of Multi Manager Global Investment Trust - PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Employees’ Retirement System of the State of Rhode Island
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

PIMCO Funds: PIMCO Senior Floating Rate Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Regence Bluecross Blueshield of Oregon
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Regence Bluecross Blueshield of Utah
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Regence Blueshield
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

Regence Blueshield of Idaho
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Fourth Amendment]

TRALEE CLO II, LTD
as a Lender

By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[Signature Page to Fourth Amendment]

TRALEE CLO III, LTD.
as a Lender

By:	Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Ascension Alpha Fund, LLC
as a Lender

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Met Investors Series Trust - Pioneer Strategic Income Portfolio
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Metropolitan Water Reclamation District Retirement Fund
as a Lender

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Dynamic Credit Fund
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Floating Rate Fund
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Floating Rate Trust
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Institutional Multi-Sector Fixed Income Portfolio
as a Lender

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Institutional Solutions - Credit Opportunities
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Multi-Asset Ultrashort Income Fund
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Multi-Sector Fixed Income Trust
as a Lender

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Pioneer Strategic Income Fund
as a Lender

By:	Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

Stichting Pensioenfonds Medische Specialisten
as a Lender

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

[Signature Page to Fourth Amendment]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By:	PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

[Signature Page to Fourth Amendment]

PPM GRAYHAWK CLO, LTD
By:	PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

[Signature Page to Fourth Amendment]

Specialized Investment Management SICAV - SIF - Corporate Loan Master Fund, as a Lender
By: Zaisgroup International LLP, as Investment Advisor
By: Pramerica Investment Management Limited, as Portfolio Advisor
By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Sub-Advisor

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Benefit Street Partners CLO III, Ltd.
as a Lender

By:	/s/ Jamie Smith
	Name:	Jamie Smith
	Title:	Authorized Signer

[Signature Page to Fourth Amendment]

Dryden XXIII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XXIV Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XXV Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Pramerica Loan Opportunities Limited, as a Lender
By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden 31 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden 33 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden 34 Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XI - Leveraged Loan CDO 2006, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XVI - Leveraged Loan CDO 2006, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XVIII Leveraged Loan 2007 Ltd., as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XXVI Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Dryden XXVIII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Gateway CLO Limited, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

Prudential Investment Portfolios, Inc. 14 -
Prudential Floating Rate Income Fund,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Signature Page to Fourth Amendment]

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

[Signature Page to Fourth Amendment]

Regions Bank,
as a Lender

By:	/s/ Walter Balch
	Name:	Walter Balch
	Title:	Managing Director

[Signature Page to Fourth Amendment]

Westbrook CLO Ltd.
as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

State Street Bank & Trust Co.
as a Lender

By:	/s/ Jason C. Bliss
	Name:	Jason C. Bliss
	Title:	Vice President

[Signature Page to Fourth Amendment]

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ David W. Kee
David W. Kee
Managing Director

[Signature Page to Fourth Amendment]

Sumitomo Mitsui Trust Bank, Limited New York Branch
as a Lender

By:	/s/ Tim Ng
	Name:	Tim Ng
	Title:	Senior Director

[Signature Page to Fourth Amendment]

Nuveen Diversified Dividend & Income Fund
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Nuveen Floating Rate Income Fund
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Nuveen Floating Rate Income Opportunity Fund
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Nuveen Tax Advantaged Total Return Strategy Fund
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Symphony CLO II, LTD.
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

Symphony CLO V LTD.
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment]

ACE American Insurance Company
as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Signature Page to Fourth Amendment]

T. Rowe Price High Yield Multi-Sector Account Portfolio
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

[Signature Page to Fourth Amendment]

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

[Signature Page to Fourth Amendment]

Trinitas CLO I, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer of Triumph Capital Advisors, LLC As Asset Manager

[Signature Page to Fourth Amendment]

Trinitas CLO II, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
	Name:	Gibran Mahmud
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment]

Saranac CLO III Limited
as a Lender

By:	Canaras Capital Management, LLC
As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

[Signature Page to Fourth Amendment]

Crown Point CLO Ltd.
as a Lender

By:	/s/ John J. D’Angelo
	Name:	John J. D’Angelo
	Title:	Sr. Portfolio Manager

[Signature Page to Fourth Amendment]

Voya CLO III, Ltd.
as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
	Name:	Romain Catois
	Title:	Vice President

[Signature Page to Fourth Amendment]

Voya CLO IV, Ltd.
as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
	Name:	Romain Catois
	Title:	Vice President

[Signature Page to Fourth Amendment]

Voya CLO V, Ltd.
as a Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catois
	Name:	Romain Catois
	Title:	Vice President

[Signature Page to Fourth Amendment]

American Honda Master Retirement Trust
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Hartford Total Return Bond HLS Fund
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Metropolitan Series Fund WMC Balanced Portfolio
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

SunAmerica Senior Floating Rate Fund, Inc.
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

The Hartford Total Return Bond Fund
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Wellington Management Portfolios (Luxembourg) IV SICAV - FIS - Multi-Sector Credit Portfolio
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Wellington Trust Company, National Association Multiple Common Trust Funds Trust - Opportunistic Fixed Income Allocation Portfolio
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio
as a Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Wellington Trust Company, NA Multiple Collective Investment Funds Trust II, Multi Sector Credit Portfolio
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

Workers Compensation Fund
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Jessica Gravel
	Name:	Jessica Gravel
	Title:	Analyst

[Signature Page to Fourth Amendment]

City of New York Group Trust
as a Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

[Signature Page to Fourth Amendment]

Mt. Whitney Securities, LLC
as a Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

[Signature Page to Fourth Amendment]

Wells Fargo Advantage Multi-Sector Income Fund
as a Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

[Signature Page to Fourth Amendment]

Wells Fargo Floating Rate Loan Fund
as a Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

[Signature Page to Fourth Amendment]

Wells Fargo Bank, N.A.
as a Lender

By:	/s/ Bryan Hulker
	Name:	Bryan Hulker
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Western Alliance Bank, as successor-in-interest to Torrey Pines Bank, as a Lender

By:	/s/ Roham Medifar
	Name:	Roham Medifar
	Title:	Vice President

[Signature Page to Fourth Amendment]

Wintrust Bank
as a Lender

By:	/s/ Ryan Stafford
	Name:	Ryan Stafford
	Title:	Vice President

[Signature Page to Fourth Amendment]

Exhibit A

[Amendments to Credit Agreement attached]

TABLE OF CONTENTS

PAGE

ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Defined Terms.	1
Section 1.02. Interpretive Provisions.	~~46~~49
Section 1.03. Accounting Terms and Provisions.	~~47~~50
Section 1.04. Rounding.	~~47~~51
Section 1.05. Times of Day.	~~48~~51
Section 1.06. Letter of Credit Amounts.	~~48~~51
Section 1.07. Pro Forma Calculations.	~~48~~51

ARTICLE 2 COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. Commitments.	~~49~~52
Section 2.02. Borrowings, Conversions and Continuations.	~~50~~54
Section 2.03. Additional Provisions with Respect to Letters of Credit.	~~52~~56
Section 2.04. Additional Provisions with Respect to Swingline Loans.	~~59~~64
Section 2.05. Repayment of Loans.	~~62~~66
Section 2.06. Prepayments.	~~63~~68
Section 2.07. Termination or Reduction of Commitments.	~~67~~72
Section 2.08. Interest.	~~68~~73
Section 2.09. Fees.	~~69~~74
Section 2.10. Computation of Interest and Fees; Retroactive Adjustments to Applicable Percentage.	~~71~~76
Section 2.11. Payments Generally; Administrative Agent’s Clawback.	~~71~~76
Section 2.12. Sharing of Payments by Lenders.	~~73~~78
Section 2.13. Evidence of Debt.	~~74~~79
Section 2.14. Designated Borrowers.	~~74~~79
Section 2.15. Joint and Several Liability.	~~75~~80
Section 2.16. Cash Collateral.	~~76~~82
Section 2.17. Defaulting Lenders.	~~77~~83
Section 2.18. Incremental Facilities.	~~79~~85
Section 2.19. Amend and Extend Transactions.	~~81~~87
Section 2.20. Credit Agreement Refinancing Facilities.	~~83~~88

ARTICLE 3 TAXES, YIELD PROTECTION AND ILLEGALITY

Section 3.01. Taxes.	~~85~~90
Section 3.02. Illegality.	~~89~~95
Section 3.03. Inability to Determine Rates.	~~90~~96
Section 3.04. Increased Cost; Capital Adequacy.	~~90~~96
Section 3.05. Compensation for Losses.	~~92~~98
Section 3.06. Mitigation Obligations; Replacement of Lenders.	~~92~~98

Section 3.07. Survival Losses.	~~93~~99

ARTICLE 4 GUARANTY

Section 4.01. The Guaranty.	~~93~~99
Section 4.02. Obligations Unconditional.	~~93~~99
Section 4.03. Reinstatement.	~~94~~100
Section 4.04. Certain Waivers.	~~94~~101
Section 4.05. Remedies.	~~95~~101
Section 4.06. Rights of Contribution.	~~95~~101
Section 4.07. Guaranty of Payment; Continuing Guarantee.	~~95~~101
Section 4.08 Keepwell.	95

ARTICLE 5 CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 5.01. Conditions to the Closing Date.	~~96~~102
Section 5.02. Conditions to all Credit Extensions.	~~99~~105
Section 5.03. Conditions to the Effective Date.	~~100~~106

ARTICLE 6 REPRESENTATIONS AND WARRANTIES

Section 6.01. Existence, Qualification and Power.	~~101~~107
Section 6.02. Authorization; No Contravention.	~~101~~107
Section 6.03. Governmental Authorization; Other Consents.	~~101~~108
Section 6.04. Binding Effect.	~~102~~108
Section 6.05. Financial Statements.	~~102~~108
Section 6.06. No Material Adverse Effect.	~~102~~109
Section 6.07. Litigation.	~~103~~109
Section 6.08. No Default.	~~103~~109
Section 6.09. Ownership of Property; Liens.	~~103~~109
Section 6.10. Environmental Matters.	~~103~~109
Section 6.11. Insurance.	~~103~~109
Section 6.12. Taxes.	~~103~~110
Section 6.13. ERISA Compliance.	~~104~~110
Section 6.14. Subsidiaries.	~~104~~110
Section 6.15. Margin Regulations; Investment Company Act.	~~105~~111
Section 6.16. Disclosure.	~~105~~111
Section 6.17. Compliance with Laws.	~~105~~111
Section 6.18. Security Agreement.	~~105~~111
Section 6.19. Pledge Agreement.	~~105~~112
Section 6.20. Mortgages.	~~106~~112
Section 6.21. Real Property.	~~106~~112
Section 6.22. Solvency.	~~106~~112
Section 6.23. Patriot Act; Sanctioned Persons.	~~106~~112

ARTICLE 7 AFFIRMATIVE COVENANTS

Section 7.01. Financial Statements.	~~107~~113
Section 7.02. Certificates; Other Information.	~~108~~114
Section 7.03. Notification.	~~109~~115
Section 7.04. Payment of Obligations.	~~110~~116
Section 7.05. Preservation of Existence, Etc.	~~110~~116
Section 7.06. Maintenance of Properties.	~~110~~117
Section 7.07. Maintenance of Insurance.	~~111~~117
Section 7.08. Compliance with Laws; ERISA Compliance.	~~111~~117
Section 7.09. Books and Records.	~~112~~118
Section 7.10. Inspection Rights.	~~112~~118
Section 7.11. Use of Proceeds.	~~112~~118
Section 7.12. Joinder of Subsidiaries as Guarantors.	~~112~~119
Section 7.13. Pledge of Capital Stock.	~~113~~119
Section 7.14. Pledge of Other Property.	~~113~~120
Section 7.15. Landlord Consents.	~~114~~120
Section 7.16. Further Assurances.	~~114~~120
Section 7.17. Maintenance of Ratings.	~~114~~120
Section 7.18. Post-Closing Obligations.	~~114~~120

ARTICLE 8 NEGATIVE COVENANTS

Section 8.01. Liens.	~~115~~121
Section 8.02. Investments.	~~117~~123
Section 8.03. Indebtedness.	~~118~~125
Section 8.04. Mergers and Dissolutions.	~~120~~126
Section 8.05. Dispositions.	~~120~~127
Section 8.06. Restricted Payments.	~~121~~128
Section 8.07. Change in Nature of Business.	~~122~~129
Section 8.08. Change in Fiscal Year.	~~122~~129
Section 8.09. Transactions with Affiliates.	~~122~~129
Section 8.10. Use of Proceeds.	~~122~~129
Section 8.11. Financial Covenants.	~~123~~129
Section 8.12. Prepayments etc. of Indebtedness.	~~123~~130
Section 8.13. Burdensome Agreements.	~~124~~130
Section 8.14. Organization Documents.	~~124~~131

ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES

Section 9.01. Events of Default.	~~124~~131
Section 9.02. Remedies Upon Event of Default.	~~126~~133
Section 9.03. Application of Funds.	~~126~~133

ARTICLE 10 ADMINISTRATIVE AGENT

Section 10.01. Appointment and Authorization of Administrative Agent.	~~127~~134
Section 10.02. Rights as a Lender.	~~128~~135
Section 10.03. Exculpatory Provisions.	~~128~~135
Section 10.04. Reliance by Administrative Agent.	~~129~~136
Section 10.05. Delegation of Duties.	~~130~~137
Section 10.06. Resignation of the Administrative Agent.	~~130~~137
Section 10.07. Non-Reliance on Administrative Agent and Other Lenders.	~~131~~138
Section 10.08. No Other Duties.	~~131~~138
Section 10.09. Administrative Agent May File Proofs of Claim.	~~131~~138
Section 10.10. Collateral and Guaranty Matters.	~~132~~139
Section 10.11. Swap Contracts and Treasury Management Agreements.	~~132~~139

ARTICLE 11 MISCELLANEOUS

Section 11.01. Amendments, Etc.	~~133~~140
Section 11.02. Notices; Effectiveness; Electronic Communications.	~~135~~142
Section 11.03. No Waiver; Cumulative Remedies; Enforcement.	~~137~~144
Section 11.04. Expenses; Indemnity; Damage Waiver.	~~138~~145
Section 11.05. Payments Set Aside.	~~140~~147
Section 11.06. Successors and Assigns.	~~140~~147
Section 11.07. Treatment of Certain Information; Confidentiality.	~~146~~153
Section 11.08. Right of Setoff.	~~147~~154
Section 11.09. Interest Rate Limitation.	~~147~~154
Section 11.10. Counterparts; Integration.	~~148~~155
Section 11.11. Survival of Representations and Warranties.	~~148~~155
Section 11.12. Severability.	~~148~~155
Section 11.13. Replacement of Lenders.	~~148~~155
Section 11.14. Governing Law; Jurisdiction; Etc.	~~149~~156
Section 11.15. Waiver of Jury Trial.	~~150~~157
Section 11.16. USA Patriot Act Notice.	~~151~~158
Section 11.17. Termination.	~~151~~158
Section 11.18. No Advisory or Fiduciary Responsibility.	~~151~~158

SCHEDULES

Schedule 1.01-1	Post-Restructuring Corporate Structure
Schedule 1.01-2	Specified Manufacturing Facility
Schedule 1.01-3	Historical EBITDA
Schedule 1.01-4	Specified Existing Joint Ventures
Schedule 2.01	Lenders and Commitments
Schedule 2.03	Existing Letters of Credit
Schedule 2.14	Designated Borrowers
Schedule 6.14	Subsidiaries
Schedule 6.21	Real Property
Schedule 7.18	Post-Closing Obligations
Schedule 8.01	Existing Liens
Schedule 8.02	Existing Investments
Schedule 8.03	Existing Indebtedness
Schedule 11.02	Notice Addresses

EXHIBITS

Exhibit 1.01-1	Form of Perfection Certificate
Exhibit 1.01-2	Form of Pledge Agreement
Exhibit 1.01-3	Form of Security Agreement
Exhibit 2.02	Form of Loan Notice
Exhibit 2.13-1	Form of Revolving Credit Note
Exhibit 2.13-2	Form of Swingline Note
Exhibit 2.13-3	Form of Term A Note
Exhibit 2.13-4	Form of Term B Note
Exhibit 2.14-1	Form of Designated Borrower Request and Assumption Agreement
Exhibit 2.14-2	Form of Designated Borrower Notice
Exhibit 5.01(j)	Form of Solvency Certificate
Exhibit 7.02(a)	Form of Compliance Certificate
Exhibit 7.12	Form of Joinder Agreement
Exhibit 11.06(b)	Form of Assignment and Assumption
Exhibit 11.06(i)	Dutch Auction Procedures

ANNEXES

Annex A	Borrowers

Annex B	Closing Date Guarantors

“Acquisition” means the purchase or acquisition by any Person of (a) more than 50% of the Capital Stock with ordinary voting power of another Person (including as a result of the purchase by such Person of Capital Stock of an existing joint venture to the extent that after giving effect thereto, such Person owns more than 50% of such Capital Stock) or (b) all or any substantial portion of the property (other than Capital Stock) of, or a business unit of, another Person, whether or not involving a merger or consolidation with such Person.

“Acquisition Agreement” has the meaning provided in the recitals hereto.

“Acquisition Agreement Amendment Limitations” means that any amendment, change or supplement or waiver of any provision to the Executed Acquisition Agreement (including any change in the purchase price) in any manner that is materially adverse to the interests of the Lenders or the Arrangers shall require the prior written consent of the Administrative Agent (it being understood that (A) any reduction of the purchase price in respect of the Sealy Acquisition will be materially adverse to the Lenders and the Arrangers, unless (x) such reduction is in the aggregate less than 10% of the purchase price payable on the date of the Executed Acquisition Agreement and (y) there is a concurrent reduction in the aggregate principal amount of the commitments in respect of the Term Loan Facilities and the Bridge Facility in an amount equal to such reduction (to be allocated amongst the Term Loan Facilities and the Bridge Facility on a pro rata basis; provided that in no event shall the aggregate amount of the commitments in respect of the Bridge Facility be less than $300,000,000) and (B) any amendment, change, supplement, waiver or consent permitting the disposition of assets of the Company or its Subsidiaries having a fair market value (as determined by the board of directors of the Parent in its reasonable judgment) of not more than $15,000,000 in the aggregate for all such dispositions shall not be deemed materially adverse to the interests of the Lenders or the Arrangers and no consent of the Administrative Agent shall be required).

“Acquisition Agreement Representations” means the representations made by or with respect to the Company and its Subsidiaries in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the breach of any such representations results in the Parent or any of its Affiliates having the right to terminate its or their obligations under the Acquisition Agreement (after giving effect to any applicable notice and cure period) or results in the failure of a condition precedent to the Parent’s obligation to consummate the Sealy Acquisition pursuant to the Acquisition Agreement.

“Acquisition Consideration” means, with respect to any Acquisition, the aggregate cash and non-cash consideration for such Acquisition. The “Acquisition Consideration” for any Acquisition expressly includes Indebtedness assumed in such Acquisition and the good faith estimate by the Parent of the maximum amount of any deferred purchase price obligations (including earn-out payments) incurred in connection with such Acquisition. The “Acquisition Consideration” for any Acquisition expressly excludes (a) Capital Stock of the Parent issued to the seller as consideration for such Acquisition and (b) the Net Cash Proceeds of the sale or issuance of Capital Stock by the Parent to the extent such Acquisition is made within ninety days of the receipt of such Net Cash Proceeds by the Parent.

“Act” has the meaning provided in Section 11.16

2

whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means Bank of America, N.A., Barclays Bank PLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Fifth Third Bank, in their respective capacities as joint lead arrangers and joint book managers.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06 and accepted by the Administrative Agent), in substantially the form of Exhibit 11.06(b) or any other form approved by the Administrative Agent.

“Attributable Principal Amount” means (a) in the case of capital leases, the amount of capital lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a capital lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of Sale and Leaseback Transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease).

“Auction” has the meaning provided in Section 11.06(i).

“Auction Manager” means the Administrative Agent.

“Auction Procedures” means the Dutch Auction Procedures set forth on Exhibit 11.06(i).

~~“Available ECF Amount” means, on any date, an amount determined on a cumulative basis equal to Excess Cash Flow for each year, commencing with the fiscal year ending December 31, 2013 and ending with the fiscal year of the Parent most recently ended prior to such date for which financial statements and a Compliance Certificate have been delivered pursuant to Section 7.01(a) and Section 7.02(a) to the extent Not Otherwise Applied.~~

“Available Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to:

(a) $50,000,000, plus

(b) the Retained ECF Amount, plus

(c) in the event that all or a portion of the Available Amount has been applied to make an Investment pursuant to Section 8.02(m)(ii), an amount equal to the aggregate amount received by any Credit Party in cash from: (i) the sale (other than to any other Credit Party) of any such Investment or (ii) returns of principal, repayments, dividends, distributions and similar payments received in respect of any such Investment, in each subclause of this clause (c), solely to the extent not included in the determination of clause (b) above, as such amount may be reduced from time to time to the extent that all or a portion of the Available Amount is applied to make Investments pursuant to Section 8.02(m)(ii), Restricted Payments pursuant to Section 8.06(d) or prepayments, redemptions, purchases, defeasance or other satisfaction of Junior Financing pursuant to Section 8.12(a).

“Bank of America” means Bank of America, N.A., together with its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.5%), (b) the Prime Rate and (c) except during a Eurocurrency Unavailability Period, the Eurocurrency Rate plus one percent (1.00%); provided that, with respect to the Term B Loans, the Base Rate shall not be less than 1.75% per annum.

“Base Rate Loan” means a Revolving Credit Loan, a Term A Loan or a Term B Loan that bears interest based on the Base Rate.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence from time to time of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Borrower” means each of the Parent, each entity listed on Annex A and, solely with respect to the Revolving Credit Facility, any Designated Borrowers, as the context may require.

“Borrowing” means a Revolving Credit Borrowing, a Swingline Borrowing, a Term A Borrowing or a Term B Borrowing, as the context may require.

“Bridge Credit Agreement” means the credit agreement (if any) dated as of the Closing Date among the Parent, Bank of America, as administrative agent, and the lenders party thereto on terms specified in the Commitment Letter and otherwise on terms reasonably satisfactory to the Required Lenders, the proceeds of which are applied to finance a portion of the Sealy Acquisition and the Refinancing and to pay the Transaction Costs.

“Bridge Facility” means the term loan credit facility under the Bridge Credit Agreement (if any)

“Eurocurrency Base Rate” means:

(a) for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliates) to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliates) to major banks in the London interbank eurodollar market at their request at the date and time of determination.

“Eurocurrency Rate” means (a) for any Interest Period with respect to any Eurocurrency Rate Loan, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (i) the Eurocurrency Base Rate for such Eurocurrency Rate Loan for such Interest Period by (ii) one minus the Eurocurrency Reserve Percentage for such Eurocurrency Rate Loan for such Interest Period and (b) for any day with respect to any Base Rate Loan bearing interest at a rate based on the Eurocurrency Rate, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (i) the Eurocurrency Base Rate for such Base Rate Loan for such day by (ii) one minus the Eurocurrency Reserve Percentage for such Base Rate Loan for such day; provided that, (x) with respect to the Term B Loans, the Eurocurrency Rate shall not be less than 0.75% per annum and (y) if the Eurocurrency Rate shall be less than 0%, such rate shall be deemed to be 0% with respect to the Revolving Credit Loans and Term A Loans for purposes of this Agreement.

“Eurocurrency Rate Loan” means a Revolving Credit Loan, a Term A Loan or a Term B Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Base Rate.”

“Eurocurrency Reserve Percentage” means, for any day, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or

“Excluded Permitted Acquisition” means an Acquisition of (x) any Qualified Licensee, (y) any Qualified Third-Party Distributor or (z) of more than 50% of the Capital Stock (after giving effect to such Acquisition) of any Specified Existing Joint Venture.

“Excluded Property” means the Excluded Property as such term is defined in the Security Agreement.

“Excluded Real Property” means all leasehold interests and interest in owned real property other than the Specified Real Property.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) (after giving effect to any keepwell, support or other agreement provided by the Parent or any of its Subsidiaries with respect to the obligations of such Guarantor) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), in each case (i) by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or (ii) as the result of any other present or former connection between such recipient and the jurisdiction imposing such Tax (other than any connection arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document), (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which a Lender is located, (c) any backup withholding tax that is required by the Internal Revenue Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Parent under Section 11.13), any United States federal withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office, other than in the case of a designation under Section 3.06(a)), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Credit Party with respect to such withholding tax pursuant to Section 3.01(a)(ii) or (c), or (ii) is attributable to such Foreign Lender’s failure or inability (other than to a whole multiple of 1/100th of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letters” means (a) the Amended and Restated Facilities Fee Letter addressed to the Parent dated as of October 23, 2012 from Bank of America, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Wells Fargo Investment Holdings, LLC and the Arrangers and (b) the Amended and Restated Agent Fee Letter addressed to the Parent dated as of the Effective Date from Bank of America and MLPF&S.

“Financial Covenants” means the covenants set forth in Section 8.11.

“First Tier Foreign Subsidiary” means any Foreign Subsidiary that is owned directly by a Credit Party.

“Flood Determination Form” has the meaning provided in the definition of Real Estate Collateral Requirements.

“Flood Documents” has the meaning provided in the definition of Real Estate Collateral Requirements.

“Flood Laws” means the National Flood Insurance Reform Act of 1994 and related legislation (including the regulations of the Board of Governors of the Federal Reserve System).

“Foreign Disposition” has the meaning provided in Section 2.06(b)(ii)(D).

“Foreign Excess Cash Flow” has the meaning provided in Section 2.06(b)(ii)(D).

“Foreign Lender” means any Lender that is not a United States person for U.S. federal income tax purposes.

“Foreign Pension Plan” means any benefit plan sponsored by the Parent or any of its Subsidiaries that under applicable Law other than the Laws of the United States or any political subdivision thereof, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fourth Amendment” means Amendment No. 4 to Credit Agreement, dated as of October 17, 2014, among the Parent, the other Borrowers and Guarantors identified therein, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means the “Fourth Amendment Effective Date” as defined in the Fourth Amendment.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Aggregate Commitment Percentage of the

“Incremental Cap” means, as at the date of determination, the greater of (x) $~~350,000,000~~400,000,000 and (y) the maximum amount at such time that could be incurred without causing the Consolidated Secured Net Leverage Ratio to exceed ~~3.0~~3.50:1.00 as of such date of determination, determined on an Incremental Pro Forma Basis.

“Incremental Commitment” means an Incremental Revolving Commitment or an Incremental Term Commitment, as applicable.

“Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender, as applicable.

“Incremental Loans” means the Incremental Term Loans or the Incremental Revolving Loans, as applicable.

“Incremental Pro Forma Basis” means, with respect to any financial ratio test hereunder, that compliance with such test as at the date of determination shall be determined (a) on a Pro Forma Basis giving effect to any Incremental Loans or Permitted Incremental Equivalent Debt incurred at or prior to such time, (b) assuming any Incremental Commitments established at or prior to such time are fully drawn, (c) as if all Incremental Loans and Permitted Incremental Equivalent Debt constitute Consolidated Funded Debt secured by a Lien on the Property of the Parent or any Subsidiary and (d) without netting the proceeds of any Incremental Loans or Permitted Incremental Equivalent Debt to be incurred as at such date of determination, to the extent applicable, in reliance upon such financial ratio test.

“Incremental Revolving Commitment” means the commitment of any Lender, established pursuant to Section 2.18, to make Incremental Revolving Loans to the Borrowers.

“Incremental Revolving Lender” means a Revolving Credit Lender with an Incremental Revolving Commitment or an outstanding Incremental Revolving Loan.

“Incremental Revolving Loan” means Revolving Credit Loans made by one or more Revolving Credit Lenders to the Borrowers pursuant to their Incremental Revolving Commitments. Incremental Revolving Loans may only be made in the form of additional Revolving Credit Loans.

“Incremental Term Commitment” means the commitment of any Lender, established pursuant to Section 2.18, to make Incremental Term Loans to the Borrowers.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loans” means additional Term Loans made by one or more Lenders to the Borrowers pursuant to their Incremental Term Commitments.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all Funded Debt;

“L/C Obligations” means, at any time, the sum of (a) the maximum amount available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate amount of all L/C Unreimbursed Amounts, including L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Sublimit” has the meaning provided in Section 2.01(d).

“L/C Unreimbursed Amount” has the meaning provided in Section 2.03(c)(i).

“Lead Borrower” means Tempur-Pedic Management, LLC.

“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto (and, as appropriate, includes the Swingline Lender), each other Person that becomes a “Lender” in accordance with this Credit Agreement and their respective successors and assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may from time to time notify the Parent and the Administrative Agent.

“Letter of Credit” means each Existing Letter of Credit and each letter of credit issued hereunder.

“Letter of Credit Fees” has the meaning provided in Section 2.09(b)(i).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Limited Condition Acquisition” means any acquisition permitted by Section 8.02 the consummation of which is not conditioned on the availability of, or on obtaining, third party financing.

“Loan” means any Term Loan, Revolving Credit Loan or Swingline Loan, and Base Rate Loans and Eurocurrency Rate Loans comprising such Loans.

“Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a Swingline Borrowing, (d) a conversion of Loans from one Type to the other, or (e) a continuation of Eurocurrency Rate Loans, which, if in writing, shall be substantially in the form of Exhibit 2.02.

“Net Cash Proceeds” means (a) with respect to any Disposition or Involuntary Disposition, the aggregate proceeds paid in cash or Cash Equivalents received by the Parent or any Subsidiary in connection with any Disposition or Involuntary Disposition, net of (i) direct costs (including legal, accounting and investment banking fees, sales commissions and underwriting discounts), (ii) estimated taxes paid or payable as a result thereof, and (iii) amounts required to be applied to the repayment of Indebtedness (other than the Indebtedness hereunder, Permitted Incremental Equivalent Debt and Permitted External Refinancing Debt) secured by a Lien on the asset or assets the subject of such Disposition or Involuntary Disposition (or, in the case of Net Cash Proceeds of any Foreign Disposition, amounts applied during such period to the permanent repayment of any Indebtedness of the Foreign Subsidiaries to the extent required by the terms of such Indebtedness); and (b) with respect to any incurrence or issuance of Indebtedness, the aggregate principal amount actually received in cash by the Parent or any Subsidiary in connection therewith, net of (x) direct costs (including legal, accounting and investment banking fees, sales commissions and underwriting discounts) and (y) the principal amount of the Bridge Facility (if any) prepaid with the proceeds thereof. For purposes hereof, “Net Cash Proceeds” includes any cash or Cash Equivalents received upon the disposition of any non-cash consideration received by the Parent or any Subsidiary in any Disposition or Involuntary Disposition.

“New Term A Loans” means the advances made by the Term A Lenders under the Term A Facility pursuant to the Third Amendment.

“New Term B Loans” means the advances made by the Term B Lenders under the Term B Facility pursuant to the Second Amendment.

“NFIP” has the meaning provided in the definition of Real Estate Collateral Requirements.

“Non-Consenting Lender” has the meaning provided in Section 11.13.

“Non-Guarantor Domestic Subsidiary” has the meaning provided in Section 7.12(a).

~~“Not Otherwise Applied” means, with reference to any proceeds of any transaction or event or of Excess Cash Flow or the Available ECF Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to prepay Term Loans pursuant to Section 2.06(b)(ii)(C) (other than as a result of clause (iii) thereof or Section 2.06(b)(ii)(F)) and (b) has not previously been (and is not simultaneously being) applied to anything other than such particular use or transaction (including, without limitation, Investments permitted under Section 8.02(m), Restricted Payments permitted under Section 8.06(d) and prepayments of Junior Financing under Section 8.12(a)).~~

“Notes” means the Term A Notes, the Term B Notes, the Revolving Credit Notes and the Swingline Notes.

“Obligations” means, without duplication, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding (the “Loan Obligations”), (b) all obligations under any Swap Contract between the Parent or any Domestic Subsidiary, on the one hand, and any Lender or Affiliate of a Lender or any Person that was a Lender or an Affiliate of a Lender on the date such transaction was entered into, on the other hand, to the extent permitted hereunder, including, without limitation, the Swap Obligations but excluding the Excluded Swap Obligations (the “Swap Contract Obligations”) and (c) all obligations under any Treasury Management Agreement between the Parent or any Domestic Subsidiary, on the one hand, and any Lender or Affiliate of a Lender or any Person that was a Lender or an Affiliate of a Lender on the date such transaction was entered into, on the other hand (the “Treasury Management Obligations”).

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and the operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Credit Document.

“Outstanding Amount” means (i) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of L/C Unreimbursed Amounts.

“Overnight Rate” means, for any day, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, L/C Issuer, or Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation.

“Parent” has the meaning provided in the recitals hereto.

“Parent Notice” has the meaning provided in the definition of Real Estate Collateral Requirements.

“Participant” has the meaning provided in Section 11.06(d).

“Participant Register” has the meaning provided in Section 11.06(e).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by a Credit Party or any ERISA Affiliate or to which a Credit Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Perfection Certificate” means the perfection certificate substantially in the form of Exhibit 1.01-1.

“Permitted Acquisition” means any Acquisition that satisfies the following conditions:

(a) in the case of an Acquisition of 100% of the Capital Stock of any other Person, the board of directors (or other comparable governing body) of such other Person shall have approved the Acquisition;

(b) other than in the case of Excluded Permitted Acquisitions, if the Consolidated Total Net Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01, determined on a Pro Forma Basis, is equal to or greater than 3.00:1.00, then the Acquisition Consideration for such Acquisition, together with all other such Acquisitions effected when the Consolidated Total Net Leverage Ratio of the Parent is equal to or greater than 3.00:1.00 as herein provided, shall not exceed $~~200,000,000~~400,000,000 from the Closing Date;

(c) (i) (x) no Default or Event of Default shall exist and be continuing immediately before or immediately after giving effect thereto on a Pro Forma Basis or (y) at the election of the Borrower, in the case of a Limited Condition Acquisition being funded with the proceeds of Incremental Loans hereunder, no Default or Event of Default shall exist and be continuing immediately before or immediately after giving effect thereto on a Pro Forma Basis as of the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into, (ii) (x) the Parent shall be in compliance with the Financial Covenants as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01, determined on a Pro Forma Basis ~~and (iii) if the Consolidated Total Net Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01~~or (y) at the election of the Borrower, in the case of a Limited Condition Acquisition being funded with the proceeds of Incremental Loans hereunder, the Parent shall be in compliance with the Financial Covenants as herein provided on the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into, determined on a Pro Forma Basis~~, is equal to or greater than 3.00:1.00, then~~ as of such date and (iii) other than in the case of Excluded Permitted Acquisitions, the Acquisition Consideration paid to acquire a Person that will not be a Credit Party following the acquisition thereof, or to acquire property or assets that will not be owned by a Credit Party, together with all other such acquisitions ~~effected when the Consolidated Total Net Leverage Ratio of the Parent is equal to or greater than 3.00:1.00~~(excluding any Excluded Permitted Acquisitions), shall not exceed $~~25,000,000~~

~~during the term of this Credit Agreement; provided that if the Consolidated Total Net Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01, determined on a Pro Forma Basis, is less than 3.00:1.00, then such aggregate Acquisition Consideration, together with all other such acquisitions effected when the Consolidated Total Net Leverage Ratio of the Parent is less than 3.00:1.00, shall not exceed an additional $50,000,000 during the term of this Credit Agreement; and~~400,000,000; and

(d) at least five Business Days prior to the consummation of such Acquisition, a Responsible Officer of the Parent shall provide a compliance certificate, in form and substance reasonably satisfactory to the Administrative Agent, affirming compliance with each of the items set forth in clauses (a), (b) and (c) hereof, as applicable.

“Permitted Disposition” shall mean a Disposition permitted under Section 8.05.

“Permitted External Refinancing Debt” means any Indebtedness incurred by one or more of the Borrowers to refinance all or a portion of any existing Class of Term Loans in the form of one or more series of debt securities or loans; provided that (i) the final maturity date of any such Indebtedness shall not be earlier than the date that is 91 days following the Latest Maturity Date; (ii) the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption, sinking fund obligations or other payment (other than periodic interest payments) prior to the date that is 91 days following the Latest Maturity Date, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default; (iii) such debt securities or loans shall be either (A) solely in the case of debt securities, secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and shall not be secured by any property or assets of the Parent or any Subsidiary other than Collateral, and a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to a first lien intercreditor agreement or collateral trust agreement having customary terms and reasonably satisfactory to the Administrative Agent reflecting the pari passu status of the Liens securing such Indebtedness, (B) secured by the Collateral on a junior basis (including with respect to the control of remedies) with the Obligations and shall not be secured by any property or assets of the Parent or any Subsidiary other than Collateral, and a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of a junior lien intercreditor agreement or collateral trust agreement having customary terms and reasonably satisfactory to the Administrative Agent reflecting the second (or more junior) lien status of the Liens securing such Indebtedness or (C) unsecured; (iv) none of the obligors or guarantors with respect to such Indebtedness shall be a Person that is not a Credit Party; (v) the terms and conditions (excluding any subordination, pricing, fees, rate floors, discounts, premiums and optional prepayment or redemption terms) of such Indebtedness, taken as a whole, shall not be materially less favorable to the Credit Parties than those applicable to the refinanced Term Loans, except for covenants or other provisions applicable only to periods after the Latest Maturity Date; (vi) the principal amount (or accreted value, if applicable) of such Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the refinanced Term Loans except by an amount equal to any interest capitalized, any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing; and (vii) substantially concurrently with the incurrence or issuance of such debt securities or loans, 100% of the net proceeds thereof shall be applied to repay the refinanced Term Loans renewed or extended; (iv) at the time thereof, no Default or Event of Default shall have occurred and be continuing; (v) if such Indebtedness being modified, refinanced, refunded, renewed or extended is secured, the terms and conditions relating to collateral of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Credit Parties or the Lenders than the terms and conditions with respect to the collateral for the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole (and the Liens on any Collateral securing any such modified, refinanced, refunded, renewed or extended Indebtedness shall have the same (or lesser) priority as the Indebtedness being modified, refinanced, refunded, renewed or extended relative to the Liens on the Collateral securing the Obligations; (vi) the terms and conditions (excluding any subordination, pricing, fees, rate floors, discounts, premiums and optional prepayment or redemption terms) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, shall not be materially less favorable to the Credit Parties than the Indebtedness being modified, refinanced, refunded, renewed or extended, except for covenants or other provisions applicable only to periods after the Latest Maturity Date; and (vii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed or extended. For the avoidance of doubt, a Permitted Refinancing of the Bridge Facility (if any) shall include the refinancing thereof with Rollover Loans or Exchange Notes.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), including any Pension Plan (but excluding any Multiemployer Plan), that is subject to ERISA and that is maintained or sponsored by a Credit Party or, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, is maintained or sponsored by any ERISA Affiliate.

“Platform” has the meaning provided in Section 7.02.

“Pledge Agreement” means, collectively, (a) the pledge agreement dated as of the Closing Date given by the Credit Parties party thereto, as pledgors, to the Collateral Agent to secure the Obligations substantially in the form of Exhibit 1.01-2 and (b) any other pledge agreement in favor of the Collateral Agent to secure all or some portion of the Obligations that may be given by any Person pursuant to the terms hereof.

“Prime Rate” means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Pro Forma Basis” and “Pro Forma Effect” means, for purposes of calculating compliance with the financial covenants or any other financial ratio or tests, such calculation shall be made in accordance with Section 1.07.

“Pro Forma Financial Statements” means the pro forma balance sheet and related statement of operations of the Parent and its Subsidiaries (including the Company and its Subsidiaries) as of and for the twelve-month period ending with the latest quarterly period of the Parent covered by the most recent Quarterly Financial Statements delivered on the Closing Date, in each case after giving effect to the Sealy Acquisition.

“Pro Forma Transaction” means any Investment that results in a Person becoming a Subsidiary, any Permitted Acquisition, any Disposition that results in a Subsidiary ceasing to be a Subsidiary, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person or a Disposition of a business unit, line of business or division of the Parent or a Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise and any other transaction that by the terms of this Credit Agreement requires a financial ratio test to be determined on a “pro forma basis” or to be given “pro forma effect”.

“Property” means an interest of any kind in any property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Public Lender” has the meaning provided in Section 7.02.

“Qualified Cash” means the sum of (a) 100% of the unrestricted cash or Cash Equivalents of the Parent and its Domestic Subsidiaries and (b) 60% of the unrestricted cash or Cash Equivalents of the Foreign Subsidiaries, in each case, which cash and Cash Equivalents are not subject to any Lien (other than Liens arising by operation of law or permitted by Section 8.01(a), 8.01(b), 8.01(p), 8.01(t), 8.01(u) and 8.01(v)).

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Licensee” means (a) each Person disclosed to the Administrative Agent prior to the Fourth Amendment Effective Date, (b) any other Person that holds the exclusive right in a defined geographic area to manufacture, distribute and/or sell (and whose primary business is to manufacture, distribute and/or sell) goods that are created through the exploitation of an exclusive license or similar contractual right granted by a Borrower and/or any of its Subsidiaries to such Person and (c) such other Persons approved by the Administrative Agent in its sole discretion.

“Qualified Third-Party Distributor” means (a) each Person disclosed to the Administrative Agent prior to the Fourth Amendment Effective Date, (b) any other Person that holds the exclusive right in a defined geographic area to distribute and/or sell (and whose primary business is to distribute and/or sell) goods manufactured by or under contract for a Borrower and/or any of its Subsidiaries and (c) such other Persons approved by the Administrative Agent in its sole discretion.

“Required Revolving Credit Lenders” means, as of any date of determination, Revolving Credit Lenders having more than 50% of the Aggregate Revolving Credit Commitments or, if the Revolving Credit Commitments shall have expired or been terminated, Revolving Credit Lenders holding more than 50% of the aggregate principal amount of Revolving Credit Obligations (including, in each case, the aggregate principal amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans); provided that the Revolving Credit Commitments of, and the portion of Revolving Credit Obligations held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders.

“Required Term A Lenders” means, as of any date of determination, Term A Lenders holding more than 50% of the Term A Facility on such date; provided that the portion of the Term A Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term A Lenders.

“Required Term B Lenders” means, as of any date of determination, Term B Lenders holding more than 50% of the Term B Facility on such date; provided that the portion of the Term B Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders.

“Resignation Effective Date” shall have the meaning provided in Section 10.06(a).

“Responsible Officer” means an officer functioning as the chief executive officer, chief operating officer, president, vice president, chief financial officer, treasurer, assistant treasurer, controller or secretary of a Credit Party. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party. All references to a “Responsible Officer” hereunder shall refer to a Responsible Officer of the Parent unless the context otherwise requires.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) by the Parent in respect of its Capital Stock, or any payment (whether in cash, securities or other property) including any sinking fund payment or similar deposit, for or on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Capital Stock of the Parent or its Subsidiaries or any option, warrant or other right to acquire any such Capital Stock of the Parent or its Subsidiaries.

“Retained ECF Amount” means, on any date, an amount determined on a cumulative basis equal to Excess Cash Flow for each year, commencing with the fiscal year ending December 31, 2013 and ending with the fiscal year of the Parent most recently ended prior to such date for which financial statements and a Compliance Certificate have been delivered pursuant to Section 7.01(a) and Section 7.02(a), but solely to the extent such amount was not required to prepay Term Loans pursuant to Section 2.06(b)(ii)(C) (other than as a result of clause (iii) thereof or Section 2.06(b)(ii)(F)).

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having this Credit Agreement on the Closing Date and the consummation of the Sealy Acquisition on the Closing Date, on a pro forma basis, will not leave the Parent and its Subsidiaries, taken as a whole, with property remaining in their hands constituting “unreasonably small capital.”

“Specified Convertible Notes Actions” means (a) the Parent shall have paid the Convertible Note Consideration to the Paying Agent (each as defined in the Acquisition Agreement) substantially concurrently with the initial Credit Extensions under this Credit Agreement on the Closing Date and (b) (1) the obligations required to be performed under the Support Agreement by the parties thereto thereunder on or prior to the Closing Date with respect to the Convertible Notes held by them shall have been performed, including (A) providing consent to a supplemental indenture to the Convertible Notes Indenture (as defined in the Acquisition Agreement) to eliminate those negative and restrictive covenants set forth on Exhibit B to the Support Agreement and (B) exercising the conversion right with respect to all such Convertible Notes (in each of clause (A) and (B) to the extent required by the Support Agreement) and (2) the trustee under the Convertible Notes shall have entered into a supplemental indenture to the Convertible Notes Indenture effective as of the Closing Date giving effect to the amendments specified in clause (b)(1)(A) above.

“Specified Existing Joint Venture” means each joint venture listed on Schedule 1.01-4.

“Specified Real Property” means any fee interest of a Credit Party in owned real property located in the United States (x) constituting a manufacturing facility property or (y) with a fair market value in excess of $5,000,000 (other than any manufacturing facility property listed as such on Schedule 1.01-2 hereto).

“Specified Representations” means the representations set forth in (a) with respect to the Borrowers and the Guarantors, Section 6.01(a), Section 6.01(b)(ii), Section 6.02 (other than clauses (b) and (c) thereof), Section 6.04, and Section 6.22, (b) with respect to the Borrowers and the Guarantors (other than the Company and its Domestic Subsidiaries that are Guarantors), Section 6.15 and Section 6.23(a)(ii), and (c) to the extent the security interests in Collateral are perfected by the filing of Uniform Commercial Financing Statements in the appropriate filing offices, the filing of short-form security agreements with the United States Patent and Trademark Office or the United States Copyright Office or the delivery of certificates evidencing equity interests, Section 6.18 and Section 6.19.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Parent. Notwithstanding any provision herein to the contrary, Comfort Revolution LLC shall not be considered a “Subsidiary” for purposes of this Agreement or the other Credit Documents prior to the earliest date on which (x) Parent or one or more of its Subsidiaries owns 100% of the Equity Interests of Comfort Revolution LLC, (y) Comfort Revolution LLC becomes a Guarantor hereunder or (z) Parent has notified the Administrative Agent in writing that Comfort Revolution LLC shall become a Guarantor and a Subsidiary hereunder and Comfort

Revolution LLC and the Administrative Agent have each signed the necessary Credit Documentation under Section 7.12 hereof for Comfort Revolution LLC to become a Guarantor hereunder.

“Support Agreement” means the letter agreement dated as of September 26, 2012 from Sealy Holding LLC, as owner of certain shares of the Company and Convertible Notes to the Parent, required pursuant to the Acquisition Agreement.

“Support Obligations” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Support Obligations shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Support Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Credit Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein”, “hereof” and “hereunder”, and words of similar import when used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision thereof, (iv) all references in a Credit Document to “Articles”, “Sections”, “Exhibits” and “Schedules” shall be construed to refer to articles and sections of, and exhibits and schedules to, the Credit Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all assets and property of whatever kind, real and personal, tangible and intangible, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(c) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document.

Section 1.03. Accounting Terms and Provisions. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements referenced in Section 5.01(k), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, (x) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, 0 Indebtedness shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) on financial liabilities (including valuing any such Indebtedness in a reduced or bifurcated manner as described therein) shall be disregarded~~.~~ and (y) for purposes of determining compliance with any provision of this Agreement, the determination of whether a lease is to be treated as an operating lease or capital lease shall be made without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of proposed Accounting Standards Update (ASU) Leases (Topic 840) issued August 17, 2010.

(b) Notwithstanding any provision herein to the contrary, determinations of (i) the applicable pricing level under the definition of “Applicable Percentage” and (ii) compliance with the financial covenants shall be made on a Pro Forma Basis.

(c) If at any time any change in GAAP or in the consistent application thereof would affect the computation of any financial ratio or requirement set forth in any Credit required by Regulation S-X together with those adjustments that (i) have been certified by a financial or accounting Responsible Officer of the Parent as having been prepared in good faith based upon reasonable assumptions and (ii) are based on reasonably detailed written assumptions reasonably acceptable to the Administrative Agent and (b) required by the definition of Consolidated EBITDA.

(d) In the event that the Parent or any Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of the Consolidated Secured Net Leverage Ratio or the Consolidated Total Net Leverage Ratio (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then the Consolidated Secured Net Leverage Ratio or the Consolidated Total Net Leverage Ratio, as applicable, shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period.

                 (e) In connection with a Limited Condition Acquisition, if compliance with any financial ratio with respect to the incurrence of Indebtedness or the making of Permitted Acquisitions (but, for the avoidance of doubt, excluding, for purposes of calculating the Financial Covenants set forth in Section 8.11, for purposes of determining the Applicable Percentage and for purposes of determining the ECF Percentage) is being determined on the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into, then on or following the date of such determination and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated, any determination of the Consolidated Total Net Leverage Ratio or the Consolidated Secured Net Leverage Ratio shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated, except to the extent that such calculation would result in a lower Consolidated Total Net Leverage Ratio or Consolidated Secured Net Leverage Ratio than would apply if such calculation was made without giving Pro Forma Effect to such Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof).

ARTICLE 2

COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. Commitments. Subject to the terms and conditions set forth herein:

(a) Term A Loans.

(i) Initial Term A Loans. Each Term A Lender agrees to make a single loan to the Borrowers in Dollars on the Closing Date in an amount not to exceed such Term A Lender’s Term A Commitment. The Term A Borrowing shall consist of Initial Term A Loans made simultaneously by the Term A Lenders in accordance with their respective Aggregate Commitment Percentages of the Term A Facility. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid may not be reborrowed. Initial Term A Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Revolving Credit Lenders in accordance with their Aggregate Commitment Percentages (without giving effect to Section 2.17(a)(vii)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.18. Incremental Facilities.

(a) The Lead Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Commitments in an amount such that, after giving effect thereto, the Aggregate Incremental Amount does not exceed the Incremental Cap (or, in the case of Incremental Commitments in connection with a Limited Condition Acquisition incurred pursuant to clause (y) of the definition thereof, at the election of the Borrower, the Aggregate Incremental Amount, after giving effect to the Incremental Commitments, does not exceed the Incremental Cap on the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into). Such notice shall set forth (i) the amount of the Incremental Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000), (ii) the date on which such Incremental Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice (or such shorter periods as the Administrative Agent shall agree)) and (iii) whether such Incremental Commitments are Incremental Revolving Commitments or Incremental Term Commitments. The Lead Borrower may seek Incremental Commitments from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) or any Additional Lender.

(b) It shall be a condition precedent to the effectiveness of any Incremental Commitment and the incurrence of any Incremental Term Loans that (i) no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to such Incremental Commitment or the incurrence of such the Incremental Term Loans, as applicable (or, in the case of Incremental Commitments or Incremental Loans in connection with a Limited Condition Acquisition, no Default or Event of Default exists as of the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into), (ii) (x) the Parent is in compliance with the Financial Covenants, determined as of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered pursuant to Section 7.01 and on an Incremental Pro Forma Basis or (y) in the case of Incremental Commitments or Incremental Loans in connection with a Limited Condition Acquisition, the Parent is in compliance with the Financial Covenants as herein provided on the date the definitive acquisition agreement for such Limited Condition Acquisition is entered into, determined on a Pro Forma Basis as of such date, (iii) in the case of Incremental Commitments or Incremental Loans in connection with a Limited Condition Acquisition, solely to the extent required by the lenders providing such Incremental Commitments or Incremental Loans, as applicable, the representations and warranties set forth in Article 6 and in each other held by each Revolving Credit Lender (including each such Incremental Revolving Lender) will equal its Aggregate Commitment Percentage. If, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall upon the effectiveness of such Incremental Revolving Commitment be prepaid from the proceeds of the Incremental Revolving Credit Loans made hereunder so that Revolving Credit Loans are thereafter held by the Revolving Credit Lenders according to their Aggregate Commitment Percentage (after giving effect to the increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Revolving Credit Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. For the avoidance of doubt, it is acknowledged and agreed that Section 5.02 hereof shall not be applicable to the incurrence of Incremental Commitments or Incremental Loans pursuant to Section 2.18 hereof.

Section 2.19. Amend and Extend Transactions.

(a) The Lead Borrower may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity or termination date of any Class of Revolving Credit Commitments and/or Term Loans to the extended maturity or termination date specified in such notice. Such notice shall set forth (i) the amount of the applicable Class of Revolving Credit Commitments and/or Term Loans to be extended (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000), (ii) the date on which such Extension are requested to become effective (which shall be not less than 10 Business Days nor more than 60 days after the date of such Extension request (or such longer or shorter periods as the Administrative Agent shall agree)) and (iii) identifying the relevant Class of Revolving Credit Commitments and/or Term Loans to which the Extension request relates. Each Lender of the applicable Class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent. If the aggregate principal amount of Term Loans (calculated on the face amount thereof) or Revolving Credit Commitments in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans or Revolving Credit Commitments, as applicable, offered to be extended by the Lead Borrower pursuant to such Extension Offer, then the Term Loans or Revolving Credit Commitments, as applicable, of Lenders of the applicable Class shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer.

(b) It shall be a condition precedent to the effectiveness of any Extension that (i) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and warranties set forth in Article 6 and in each other Credit Document shall be true and correct in all material respects on and as of the date of such Extension, (iii) the L/C Issuer and the Swingline Lender shall have consented to any Extension of the Revolving Credit Commitments, to the extent that such extension provides for the issuance of Letters of Credit or making of Swingline Loans at

(i) Each Lender shall deliver to the Parent and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Parent or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Parent or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Credit Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrowers pursuant to this Credit Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction and (D) whether or not payments made hereunder or under any other Credit Document are subject to backup withholding taxes or information reporting requirement. Notwithstanding anything to the contrary in this Section 3.01(e)(i), the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(C) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, if a Borrower is a resident for tax purposes in the United States:

(A) Any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to such Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(B) Each Foreign Lender that is entitled under the Internal Revenue Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Credit Document shall deliver to the Parent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the request of the Parent or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(1) executed originals of Internal Revenue Service Form W-8 BEN or W-8 BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2) executed originals of Internal Revenue Service Form W-8 ECI,

(3) executed originals of Internal Revenue Service Form W-8 IMY and all required supporting documentation,

(4) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Parent within the meaning of section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of Internal Revenue Service Form W-8 BEN or W-8 BEN-E, as applicable, or

(5) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit a Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(C) If a payment made to a Lender under any Credit Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Administrative Agent and the Parent at the time or times prescribed by law and at such time or times reasonably requested by the Parent or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Parent or the Administrative Agent as may be necessary for the Parent and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the Effective Date.

(iii) Each Lender shall promptly (A) notify the Parent and the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrowers or the

Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(iv) Each of the Credit Parties shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request, on or prior to the Closing Date (or such later date on which it first becomes a Credit Party), and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Credit Party, as are required to be furnished by such Lender or the Administrative Agent under such Laws in connection with any payment by the Administrative Agent or any Lender of Taxes or Other Taxes, or otherwise in connection with the Credit Documents, with respect to such jurisdiction.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section, it shall pay to such Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses and net of any loss or gain realized in the conversion of such funds from or to another currency incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Credit Party, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Credit Parties, any of their Subsidiaries or any other Person.

        (g) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London

Section 7.11. Use of Proceeds.

(a) Use (i) the Credit Extensions under the Term Facilities on the Closing Date and (ii) up to $140,000,000 of the Revolving Credit Loans on the Closing Date to finance a portion of the Sealy Acquisition and the Refinancing and to pay the Transaction Costs.

(b) Use Credit Extensions under the Revolving Credit Facility on and after the Closing Date (i) to provide credit support for the Albuquerque IRB Financing and (ii) to finance working capital, capital expenditures and other general corporate purposes, including Acquisitions and Restricted Payments otherwise permitted hereunder.

(c) Use the proceeds of the New Term B Loans made pursuant to the Second Amendment to prepay in full all Initial Term B Loans on the Second Amendment Effective Date.

(d) Use the proceeds of the New Term A Loans made pursuant to the Third Amendment to prepay in full all Initial Term A Loans on the Third Amendment Effective Date.

Section 7.12. Joinder of Subsidiaries as Guarantors.

(a) Obligations. Where any Domestic Subsidiary of the Parent (other than (x) an Excluded Domestic Subsidiary or (y) a Domestic Subsidiary that is not a Wholly-Owned Subsidiary) that is not a Guarantor hereunder (a “Non-Guarantor Domestic Subsidiary”) shall at any time:

(i) represent more than 3% of the consolidated assets or account for more than 3% of consolidated revenues for the Parent and its Subsidiaries,

(ii) together with all other such Non-Guarantor Domestic Subsidiaries as a group, represent more than 10% of the consolidated assets or account for more than 10% of the consolidated revenues for the Parent and its Subsidiaries, or

(iii) guarantee the obligations under the Senior Notes (if any) or the Bridge Facility (if any),

then, in any such instance, the Parent will promptly, but in any event within 30 days of making such determination, cause the joinder of Non-Guarantor Domestic Subsidiaries as Guarantors hereunder pursuant to Joinder Agreements (or such other documentation reasonably acceptable to the Administrative Agent) accompanied by Organization Documents and favorable opinions of counsel to each such Domestic Subsidiary, all in form and substance reasonably satisfactory to the Administrative Agent, such that after giving effect thereto the Non-Guarantor Domestic Subsidiaries will not, individually or as a group, exceed the foregoing threshold requirements.

(b) Guaranties and Support Obligations in Respect of other Funded Debt. The Parent will not permit any of its Domestic Subsidiaries to give a guaranty or other Support Obligation in respect of Funded Debt, unless (i) the guaranty or other Support Obligation is otherwise permitted hereunder and (ii) such Domestic Subsidiary shall have given a guaranty of the Obligations hereunder on an equal and ratable basis by becoming a Guarantor pursuant to the terms hereof.

Section 7.13. Pledge of Capital Stock. Pledge or cause to be pledged in accordance with the terms of the Collateral Documents:

(a) Domestic Subsidiaries. One hundred percent (100%) of the issued and outstanding Capital Stock of each Domestic Subsidiary (other than any Excluded Domestic Subsidiary) to the Collateral Agent to secure the Obligations within 30 days (or such later date as may be agreed to by the Administrative Agent in its discretion) of the formation, acquisition or other receipt of such interests; and

(b) First Tier Foreign Subsidiaries. Sixty-five percent (65%) of the issued and outstanding Capital Stock of each First Tier Foreign Subsidiary and any Excluded Domestic Subsidiary pursuant to clause (y) of the definition thereof to the Collateral Agent to secure the Obligations within 60 days (or such later date as may be agreed to by the Administrative Agent in its discretion) of the formation, acquisition or other receipt of such interests.

In connection with the foregoing, there will be provided such pledge agreements or pledge joinder agreements, together with such filings and deliveries to perfect the liens and security interests therein (including, among other things, undated transfer powers executed in blank where appropriate), Organization Documents, resolutions and favorable opinions of counsel all in form, scope and substance reasonably satisfactory to the Administrative Agent.

Section 7.14. Pledge of Other Property.

(a) Personal Property. The Credit Parties will grant a security interest in all of their personal property (other than Excluded Property) to the Collateral Agent to secure the Obligations and, in connection therewith, deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request including filings and deliveries necessary to perfect such security interests to the extent that such perfection is required by the applicable Collateral Documents, Organization Documents, resolutions and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. Such liens on personal property and deliveries in connection therewith will be provided promptly, but in the case of Subsidiaries formed or acquired after the Closing Date, in any event within 30 days of formation or acquisition (unless a later date is otherwise agreed to by the Administrative Agent).

(b) Real Property. Upon the acquisition of any Specified Real Property by a Credit Party, within 90 days of the date of acquisition thereof (unless a later date is otherwise agreed to by the Administrative Agent), the applicable Credit Party will grant a mortgage lien on and security interest in the Specified Real Property to the Collateral Agent to secure the Obligations and, in connection therewith, deliver to the Collateral Agent any documents, or other deliverables, required as part of the Real Estate Collateral Requirements.

Section 7.15. Landlord Consents. Use reasonable commercial efforts to promptly obtain landlord consents, estoppel letters or waivers in respect of Collateral held on material leased premises of the Credit Parties, as reasonably requested by the Collateral Agent.

(h) Investments to the extent that payment for such investments is made solely with the Capital Stock of the Parent;

(i) (x) (i) Permitted Acquisitions and (ii) Investments in Subsidiaries of Parent as a substantially concurrent interim Investment in connection with the consummation of a Permitted Acquisitions and (y) Investments of any Person that becomes a Subsidiary on or after the Closing Date; provided that (A) such Investments exist at the time such Person becomes a Subsidiary and (B) such Investments are not made in anticipation or contemplation of such Person becoming a Subsidiary;

(j) Investments in joint ventures in an aggregate amount not to exceed $30,000,000 at any time outstanding;

(k) Investments in respect of Swap Contracts permitted under Section 8.03(d);

(l) Investments by the Parent or any Subsidiary made in respect of the Danish Tax Assessment;

(m) other Investments ~~not contemplated in the foregoing clauses hereof~~ in an aggregate outstanding amount not to exceed at any time (i) $50,000,000 plus (ii) so long as no Default or Event of Default shall exist immediately before or immediately after giving effect thereto on a Pro Forma Basis, the Available ~~ECF~~ Amount; and

(n) Investments to effect the Reorganization.

Section 8.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Credit Documents;

(b) Indebtedness outstanding on the Closing Date or entered into in connection with the Reorganization and listed on Schedule 8.03 and any Permitted Refinancing thereof;

(c) Permitted Incremental Equivalent Debt and Permitted External Refinancing Debt and any Permitted Refinancing thereof; provided that it shall be a condition precedent to the effectiveness of any Permitted Incremental Equivalent Debt that (i) after giving effect thereto, the Aggregate Incremental Amount does not exceed the Incremental Cap, (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to such Permitted Incremental Equivalent Debt, (iii) the Parent is in compliance with the Financial Covenants, determined as of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered pursuant to Section 7.01 and on an Incremental Pro Forma Basis and (iv) the representations and warranties set forth in Article 6 and in each other Credit Document shall be true and correct in all material respects on and as of the date of such Permitted Incremental Equivalent Debt, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d) obligations (contingent or otherwise) of the Parent or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are entered into by such

(l) (i) Indebtedness of Foreign Subsidiaries owed to Persons other than the Parent and any of its Subsidiaries in an aggregate principal amount not to exceed $50,000,000 outstanding at any time and (ii) Indebtedness of Foreign Subsidiaries incurred to satisfy the Danish Tax Assessment;

(m) Indebtedness outstanding under the Convertible Notes and any Permitted Refinancings thereof (including, under the Senior Notes);

(n) Indebtedness outstanding under the Senior Notes (if any) and/or the Bridge Facility (if any) in an aggregate principal amount not to exceed $375,000,000 and any Permitted Refinancing thereof;

(o) Indebtedness of any Person that becomes a Subsidiary on or after the Closing Date; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and (B) such Indebtedness is not made in anticipation or contemplation of such Person becoming a Subsidiary; and

(p) other Indebtedness ~~not contemplated in the foregoing clauses of this Section~~ in an aggregate principal amount not to exceed $25,000,000 at any time.

Section 8.04. Mergers and Dissolutions.

(a) Enter into a transaction of merger or consolidation; provided that such mergers and consolidations shall be permitted to effect the Sealy Acquisition and the Reorganization and provided further that so long as no Default or Event of Default then exists or would result therefrom:

(i) the Parent and its Subsidiaries may merge or consolidate with any Credit Party; provided that (A) if the Parent is a party to the merger or consolidation, it shall be the surviving entity and (B) if the Parent is not a party to the merger or consolidation, then the other Credit Party thereto shall be the surviving entity;

(ii) a Subsidiary of the Parent that is not a Credit Party may merge or consolidate with any other Subsidiary that is not a Credit Party; and

(iii) the Parent and its Subsidiaries may merge or consolidate with Persons that are not Credit Parties, provided that (A) if the Parent is a party to the merger or consolidation, it shall be the surviving entity, (B) if a Subsidiary of the Parent that is a Credit Party is a party to the merger or consolidation, the Subsidiary that is a Credit Party will be the surviving entity, and such transaction shall be an Investment permitted under Section 8.02, (C) the transaction shall be a Permitted Acquisition or a Permitted Disposition;

(b) Credit Parties (other than the Parent) may (i) be dissolved or liquidated into another Credit Party or (ii) otherwise have their existence terminated to the extent that the assets of such Credit Party are distributed, upon such termination, to one or more Credit Parties.

(c) Subsidiaries that are not Credit Parties may be dissolved, liquidated or otherwise have their existence terminated.

Section 8.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition to or in favor of any Person, except:

(a) (i) Dispositions between and among Credit Parties, (ii) Dispositions between and among Subsidiaries that are not Credit Parties and (iii) Dispositions between Credit Parties, on the one hand, and Subsidiaries that are not Credit Parties, on the other hand, provided that in the case of any disposition by a Credit Party to a Subsidiary that is not a Credit Party, such Disposition shall be (x) made at fair market value (as determined by the Parent in good faith) and in the ordinary course of business or (y) an Investment permitted by Section 8.02;

(b) other Dispositions by the Parent or any Subsidiary, provided that (i) at the time of such Disposition, no Default or Event of Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (b) in any fiscal year shall not exceed an amount equal to ten percent (10%) of the aggregate book value of the assets of the Parent and its Subsidiaries (including the Company and its Subsidiaries) on the last day of the immediately preceding fiscal year, (iii) the consideration for any such Disposition shall be at least 75% cash or Cash Equivalents and (iv) such Disposition shall be for at least the fair market value (as determined by the Parent in good faith) of the assets or property subject to such Disposition; provided further that from and after the date on which the aggregate book value of all property Disposed of in reliance on this clause (b) during the term of this Credit Agreement exceeds twenty percent (20%) of the aggregate book value of the assets of the Parent and its Subsidiaries (including the Company and its Subsidiaries) as set forth on the first financial statements delivered after the Closing Date pursuant to Section 7.01(a) or (b) (other than any such financial statements relating solely to periods prior to the Closing Date), the Net Cash Proceeds of all such Dispositions shall thereafter be applied to prepay the Term Loans pursuant to Section 2.06(b)(ii)(A) (without giving effect to the reinvestment rights set forth therein).

(c) Dispositions consisting of the licensing or sublicensing of intellectual property and licenses, leases or subleases of other property, in each case in the ordinary course of business;

(d) use of cash and Cash Equivalents for transactions not expressly prohibited hereunder;

(e) Dispositions permitted by Section 8.01, Section 8.02, Section 8.04 and Section 8.06;

(f) a Sale and Leaseback Transaction with respect to the Kentucky Headquarters; provided that (i) at the time of such Disposition, no Default or Event of Default shall have occurred and be continuing or would result from such Disposition, (ii) the consideration for any such Disposition shall be at least 75% cash or Cash Equivalents and (iii) such disposition shall be for at least the fair market value (as determined by the Parent in good faith) of the Kentucky Headquarters; ~~and~~

(g) Dispositions to effect the Reorganization~~.~~; and

(h) Dispositions of Investments (including equity interests) in Specified Existing Joint Ventures or other joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements.

Section 8.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default or Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) Subsidiaries of the Parent may pay dividends and make distributions in respect of their Capital Stock ratably to their equity holders;

(b) the Parent may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of the Parent;

(c) (i) the Parent may purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common equity interests; and (ii) the Parent may purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares issued in connection with the Reorganization from any Credit Party; and

(d) the Parent may make other Restricted Payments in an aggregate amount not to exceed (i) $20,000,000 less the aggregate amount of all prepayments of Junior Financing made pursuant to Section 8.12(a)(iii)(A) plus (ii) the Available ~~ECF~~ Amount, provided that, solely with respect to clause (ii) above, the Consolidated Total Net Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01, determined on a Pro Forma Basis, is less than 3.50:1.00.

Section 8.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the Effective Date (or that would be conducted after giving effect to the Transaction) or any business substantially related or incidental thereto.

Section 8.08. Change in Fiscal Year. Change its fiscal year without the prior consent of the Administrative Agent (except to align the fiscal year of the Company and its Subsidiaries with the fiscal year of the Parent).

Section 8.09. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent, whether or not in the ordinary course of business, other than (a) transactions on fair and reasonable terms substantially as favorable to the Parent or such Subsidiary as would be obtainable by the Parent or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, (b) payment of reasonable compensation (including reasonable bonus and other reasonable incentive arrangements) to officers and employees, (c) reasonable directors’ fees, (d) Restricted Payments permitted pursuant to Section 8.06, (e) reimbursement of employee travel and lodging costs and other business expenses incurred in the ordinary course of business, (f) Investments permitted by Sections 8.02(b), 8.02(c), 8.02(e), 8.02(f), 8.02(g) and 8.02(l), (g) Indebtedness permitted by Sections 8.03(b), 8.03(e) (to the extent permitted by Sections 8.02(e), (f) and (g)), 8.030 and 8.03(i) ~~and~~, (h) Dispositions permitted by Sections 8.05(a) ~~and~~, 8.05(g)~~.~~ and Section 8.05(h) and (i) transactions by and among the Parent and its Subsidiaries, on the one hand, and, from and after (x) Parent or one or more of its Subsidiaries owning 100% of the Equity Interests of Comfort Revolution LLC or (y) Comfort Revolution LLC becoming a Guarantor hereunder, Comfort Revolution LLC, on the other hand.

Section 8.10. Use of Proceeds. Use the proceeds of any Credit Extension for any purpose except as contemplated by Section 7.11. Any Credit Extension used for the purpose contemplated by Section 7.11(b) shall not be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

Section 8.11. Financial Covenants.

(a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter of the Parent ending during any period set forth below to be less than the ratio set forth below for such fiscal quarter.

Fiscal Quarter	Minimum Consolidated Interest Coverage Ratio
Closing Date through September 30, 2013	2.75:1.00
October 1, 2013 and thereafter	3.00:1.00

(b) Consolidated Total Net Leverage Ratio. Permit the Consolidated Total Net Leverage Ratio as of the last day of any fiscal quarter of the Parent ending during any period set forth below to be greater than the ratio set forth below for such fiscal quarter.

Fiscal Quarter	Maximum Consolidated Total Net Leverage Ratio
Closing Date through September 30, 2013	5.50:1.00
October 1, 2013 through December 31, 2013	5.25:1.00
January 1, 2014 through March 31, 2014	5.00:1.00
April 1, 2014 through ~~June~~September 30, ~~2014~~2015	4.75:1.00
~~July~~October 1, ~~2014~~2015 through ~~December 31, 2014~~September 30, 2016	4.50:1.00
~~January~~October 1, ~~2015~~2016 through December 31, ~~2015~~2017	~~4.00~~4.25:1.00
January 1, ~~2016~~2018 and thereafter	~~3.5~~4.00:1.00

Section 8.12. Prepayments etc. of Indebtedness.

(a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner the Senior Notes (if any), the Bridge Facility (if any), any Permitted Incremental Equivalent Debt, any Permitted External Refinancing Debt, any Indebtedness permitted by Section 8.03(h) or any other Indebtedness that is subordinated to the Loan Obligations expressly by its terms (other than Indebtedness among the Parent and its Subsidiaries) to the extent permitted by any applicable subordination provisions (collectively, the “Junior Financing”), except (i) any Permitted Refinancing thereof, (ii) the conversion of any such Junior Financing to Capital Stock (other than Disqualified Stock) of the Parent from the substantially concurrent issuance of new shares of its common stock or other common equity interests and (iii) prepayments, redemptions, purchases, defeasances and other repayments in respect to Junior Financings in an aggregate amount not to exceed (A) $20,000,000 less the aggregate amount of all Restricted Payments made pursuant to Section 8.06(d)(i) plus (B) the Available ~~ECF~~ Amount; provided (x) no Default or Event of Default shall exist immediately before or immediately after giving effect thereto on a Pro Forma Basis and (y) solely with respect to clause (B) above, the Consolidated Total Net Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been delivered under Section 7.01, determined on a Pro Forma Basis, is less than 4.25:1.00.

(b) Amend, modify or change any term or condition of any documentation governing any Junior Financing in a manner that would permit a payment not otherwise permitted by Section 8.12(a), would contravene any subordination or intercreditor provisions then in effect or would otherwise be materially adverse to the interest of the Lenders.

Section 8.13. Burdensome Agreements. Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Parent or any Credit Party to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Capital Stock or to make or repay loans or advances to the Parent or any other Subsidiary or to guarantee Indebtedness of the Parent or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by Law, or by any Credit Document or any document evidencing the Senior Notes (if any), the Bridge Facility (if any), any Permitted Incremental Equivalent Debt or any Permitted External Refinancing Debt, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the permitted sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) the foregoing shall not apply to restrictions and conditions imposed on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to exist or be incurred hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted hereunder if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (E) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts (including joint venture agreements) restricting the assignment thereof.

Section 8.14. Organization Documents. Amend, modify or change in any manner materially adverse to the interests of the Lenders its Organization Documents.

Exhibit B

[Amendments to Schedule 8.01 and Schedule 8.03 to the Credit Agreement attached]

Schedule 8.01

Existing Liens

1. To the extent not constituting Liens permitted under Section 8.01(o), see attached Schedule 8.01(A).

2. Intercompany Liens on property or assets of Foreign Subsidiaries of the Company securing Indebtedness of such Foreign Subsidiaries to the Company and any of its Subsidiaries that are Credit Parties.

3. Other Liens of the Company and its Subsidiaries that, individually or in the aggregate, do not materially impair, and would not reasonably be expected to materially impair, the value or continued use and operations of the assets to which they relate, in each case, existing as of the Closing Date.

4. Liens securing Indebtedness under that certain Loan and Security Agreement, dated as of June 12, 2012 (as amended and in effect from time to time), between Comfort Revolution, LLC, as borrower, and Sealy Mattress Company (together with any successor or assigned), as lender.

5. Liens securing Indebtedness not otherwise identified in this Schedule 8.01 in an approximate aggregate principal amount of $7,500,000.

Schedule 8.03

Existing Indebtedness

1.	Indebtedness owed by Sealy Corporation to Phoenix Forklift in an aggregate principal amount of $4,827.

2.	Indebtedness owed by Sealy Corporation to Williamsport Mail Machine in an aggregate principal amount of $2,959.

3.	Indebtedness owed by Sealy Corporation to Richmond Mail Machine in an aggregate principal amount of $1,424.

4.	Capital lease obligations of Sealy Corporation to with respect to the Mountain Top-Latex facility in an aggregate principal amount of $12,693,531.

5.	Capital lease obligations of Sealy Corporation with respect to the Albany facility in an aggregate principal amount of $11,998,766.

6.	Capital lease obligations of Sealy Corporation to with respect to the Orlando facility in an aggregate principal amount of $15,595,325.

7.	Indebtedness owed by Sealy Argentina SRL in favor of Galicia, Frances, Santander Rio, HSBC, Itau, BST, Supervielle, Industrial, Provincia, Citi in an aggregate amount, as of November 29, 2012, of approximately USD$1,000,000.

8.	(a) A promissory note issued by Tempur Holdings B.V. (or another Foreign Subsidiary of Parent) in favor of Parent (or another Credit Party) in an aggregate initial principal amount not to exceed the difference between: (i) the fair market value of Sealy (Switzerland) GmbH and its subsidiaries, determined by reference to the most recent valuation of Sealy (Switzerland) GmbH and its subsidiaries and approved by Parent in its reasonable business judgment, such valuation to be conducted by a third party valuation firm retained by Parent, and (ii) the free cash on hand at Tempur Holdings B.V. and its Subsidiaries as determined by Parent in its reasonable business judgment. This promissory note is anticipated to be issued shortly before the consummation of the Sealy Acquisition in connection with the Reorganization.

(b) A promissory note issued by Tempur Holdings B.V. (or another Foreign Subsidiary of Parent) in favor of Tempur-Pedic Management, LLC (or another Credit Party) in an aggregate initial principal amount not to exceed the sum of: (i) the initial aggregate principal amount of the note identified in item 8(a) immediately above, and (ii) the free cash on hand at Tempur Holdings B.V. and its Subsidiaries as determined by Parent in its reasonable business judgment. This promissory note is anticipated to be issued shortly after the consummation of the Sealy Acquisition in connection with the Reorganization.

9.	See Schedule 8.02, items 1 through 7 (to the extent constituting Indebtedness).

10.	Other Indebtedness permitted to exist on the Closing Date pursuant to Section 5.01(m)(iv) and (vii) of the Credit Agreement (it being understood and agreed that this item 10 shall in no way affect the condition precedent set forth in Section 5.01(m) of the Credit Agreement).

11.	Indebtedness under that certain Loan and Security Agreement, dated as of June 12, 2012 (as amended and in effect from time to time), between Comfort Revolution, LLC, as borrower, and Sealy Mattress Company (together with any successor or assigned), as lender.

Exhibit C

[Schedule 1.01-4 to the Credit Agreement attached]

Schedule 1.01-4

Specified Existing Joint Ventures

Name of Entity	Jurisdiction of Organization
Comfort Revolution, LLC	Delaware

Sealy Asia (Hong Kong) Ltd.	Hong Kong
Sealy Asia (Malaysia) Sdn. Bhd.	Malaysia
Sealy Asia (Singapore) Pte, Ltd.	Singapore
Sealy Korea Company	Korea
PT Sealy Indonesia	Indonesia

Sealy New Zealand Limited	New Zealand

Sealy China (Holdings) Ltd	Hong Kong

Sealy India (Holdings) Pte Ltd	Singapore
Sealy India (Trading) Pvt Ltd.	India